PROJECT PROFILE

Betances Senior Apartments Bronx, NY

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $98 million new construction of the Betances Senior development in Bronx, NY. The eight-story project will create 152 new units of housing exclusively reserved for seniors with incomes up to 50% of the Area Median Income. There is no minimum income to qualify. Forty seven of the units will be for homeless seniors. It is located in the Mott Haven neighborhood of the Bronx in New York City. The project is being developed by Breaking Ground, New York's largest developer of supportive housing. Breaking Ground operates nearly 4,000 units of housing across New York City, along with housing in upstate NY and CT.

HIT ROLE	The HIT purchased $52.0 million of tax-exempt, fixed rate bonds issued by the New York City Housing Development Corporation (HDC) as part of their 2019 Series E Revenue Bonds. The majority of the proceeds of which will be used to fund the Project.

SOCIAL IMPACT	This project will be a part of NYCHA’s “100 percent affordable housing” program, and will be built on land that is part of the Betances V Houses public housing development. The project will contain a mix of studios and one-bedroom units. Betances Senior will be a Passive House residence, meaning that it will rely primarily on a rigorous level of energy efficiency to drastically reduce heating and cooling requirements.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $52.0 Million	Total Development Cost $98 Million	152 Units of housing, with 100% affordable units	633,290 Hours of Union Construction Work Generated	$31.4 Million Tax revenue generated	$167.5 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Betances Senior Apartments Bronx, NY

“When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

— Gary LaBarbera, President, Building and Construction Trades Council of Greater New York

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

7/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com